Exhibit 99.2

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

COMBINED AND CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	December 31, 2005	March 31, 2006 (unaudited)	Pro Forma March 31, 2006 (unaudited)
	Restated	Restated	Restated
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$4,247	$4,082	$454
Financial Instruments Owned and Pledged as Collateral at Fair Value	29,434	47,966	47,966
Securities Purchased Under Agreements to Resell	15,315	50,033	50,033
Clients Accounts Receivable	1,147	1,327	1,327
Other Receivables	128	321	321
Recoverable Taxes	500	394	394

Total Current Assets	50,771	104,123	100,495
Furniture, Equipment and Leasehold Improvements	1,053	1,080	1,080
Long-Term Investment	1,350	1,322	1,322
Guaranty Deposits	49	23	23
Other Long-Term Assets	635	623	623

TOTAL ASSETS	$53,858	$107,171	$103,543

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts Payable and Accrued Liabilities	$607	$595	$595
Securities Sold Under Agreements to Repurchase	44,780	98,030	98,030
Bonus Payable	273	529	529
Income Tax Payable	837	129	129
Value Added Tax	92	218	218
Taxes Payable (withholding taxes)	299	153	153
Other Taxes	71	112	112

Total Current Liabilities	46,959	99,766	99,766

TOTAL LIABILITIES	46,959	99,766	99,766

Minority Interest	1,279	1,633	1,633

Commitments and Contingencies	—	—	—

STOCKHOLDERS’ EQUITY:
Capital Stock (fixed)	8	8	8
Retained Earnings	5,299	5,545	1,917
Accumulated Other Comprehensive Income	313	219	219

TOTAL STOCKHOLDERS’ EQUITY	5,620	5,772	2,144

TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY	$53,858	$107,171	$103,543

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

UNAUDITED COMBINED AND CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)

	Three Months Ended March 31,
	2005	2006
	Restated	Restated
REVENUES
Advisory	$8,318	$2,289
Investment Management	562	789
Interest Income	53	1,224

Total Revenues	8,933	4,302
Interest Expense	33	1,061

Net Revenues	8,900	3,241

EXPENSES
Compensation and Benefits	3,323	1,579
Occupancy and Equipment Rental	109	134
Professional Fees	402	622
Travel and Related Expenses	102	142
Communications and Information Services	63	112
Depreciation and Amortization	51	118
Other Operating Expenses	508	244

Total Expenses	4,558	2,951

OPERATING INCOME	4,342	290
Income Tax	1,787	236
Minority Interest	(442)	(192)

NET INCOME	$2,997	$246

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

UNAUDITED COMBINED AND CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2006

(dollars in thousands)

	Capital stock	Retained earnings	Accumulated other comprehensive income (loss)	Total
Balances at January 1, 2006	$8	$5,299	$313	$5,620
Currency Translation Adjustment	—	—	(94)	(94)
Net Income for the Period of Three Months	—	246	—	246

Balances at March 31, 2006	$8	$5,545	$219	$5,772

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

UNAUDITED COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	Three Months Ended March 31,
	2005	2006
	Restated	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income for the Period	$2,997	$246
Adjustments to Reconcile Net Income to Net Cash from Operating Activities:
Depreciation and Amortization	51	118
Minority Interest	1,959	391
Net Change in Working Capital, Excluding Cash and Cash Equivalents	2,122	(698)

Net Cash Provided by Operating Activities	7,129	57

INVESTING ACTIVITIES
Financial Instruments Owned and Pledged as Collateral at Fair Value	—	18,532
Long-Term Investments	19	2
Purchase of Furniture and Equipment	(125)	(148)

Net Cash (Used in) Provided by Investing Activities	(106)	18,386

FINANCING ACTIVITIES
Securities Purchased Under Agreements to Resell	26,700	34,718
Securities Sold Under Agreements to Repurchase	(26,700)	(53,250)

Net Cash Used in Financing Activities	—	(18,532)
EFFECT OF EXCHANGE RATE ON CASH	(36)	(76)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,987	(165)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	492	4,247

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$7,479	$4,082

ADDITIONAL DISCLOSURE OF CASH FLOWS INFORMATION:
Taxes Paid	$852	$1,042

Interest Paid	$33	$1,061

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

NOTES TO THE UNAUDITED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

THREE MONTHS ENDED MARCH 31, 2005 AND 2006

(dollars in thousands)

NOTE 1—PURPOSE AND BASIS OF PREPARATION OF THESE FINANCIAL STATEMENTS:

The accompanying unaudited interim financial data have been prepared by Protego Asesores, S. A. de C. V. (the “Company” or “Asesores”), subsidiaries and Protego SI, S. C. (“Protego Historical”). In the opinion of the management of the Company, they contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the financial position as of March 31, 2005 and 2006, and the results of operations for the three-month periods ended March 31, 2005 and 2006.

NOTE 2—RESTATEMENT:

Asesores, through its subsidiary Protego Casa de Bolsa, S. A. de C. V. (“PCB”), enters into repurchase agreements with clients whereby PCB transfers to the clients securities (typically, Mexican government securities) in exchange for cash and concurrently agrees to repurchase the securities at a future date for an amount equal to the cash exchanged plus a stipulated premium or interest factor. PCB deploys the cash received from, and acquires the securities deliverable to clients under these repurchase arrangements by purchasing securities in the open market or by entering into reverse repurchase agreements with unrelated third parties. PCB accounts for these repurchase and reverse repurchase agreements as collateralized financing transactions. PCB recorded a liability in the Unaudited Combined and Consolidated Statements of Financial Position in relation to repurchase transactions executed with clients as securities sold under agreements to repurchase. PCB recorded as assets in the Unaudited Combined and Consolidated Statements of Financial Position financial instruments owned and pledged as collateral at fair value (where it has acquired the securities deliverable to clients under these repurchase arrangements by purchasing securities in the open market) and securities purchased under agreements to resell (where it has acquired the securities deliverable to clients under these resell agreements by entering into reverse repurchase agreements with unrelated third parties). As of March 31, 2006, PCB had $98 million of repurchase transactions executed with clients, of which $48 million related to securities PCB purchased in the open market and $50 million of reverse repurchase transactions with third parties. Net income for the period includes interest income earned and interest expense incurred under these agreements. Previously, Asesores accounted for these arrangements on a net basis instead of recording separate assets and liabilities or separately recording revenue for the interest earned and the associated interest expense as an offset to total revenue.

Upon consideration of Financial Interpretation No. 41 (“FIN 41”) and the provisions of SFAS No. 140, Asesores has determined that the historical combined and consolidated financial statements as of and for the three months ended March 31, 2005 and 2006 should have reflected these transactions on a gross basis and has restated certain financial information in accordance with SFAS No. 154, for the three months ended March 31, 2005 and 2006. There was no impact from this restatement on the periods ended prior to March 31, 2005. The information in the following table shows the effect of the restatement on each affected financial statement line item:

	March 31,		Effect of Change
	As Previously Reported 2006	Restated 2006
COMBINED AND CONSOLIDATED BALANCE SHEETS
Financial Instruments Owned and Pledged as Collateral at Fair Value	$—	$47,966	$47,966
Securities Purchased Under Agreements to Resell	—	50,033	50,033
Total Current Assets	6,124	104,123	97,999
Total Assets	9,172	107,171	97,999
Accounts Payable and Accrued Liabilities	626	595	(31)
Securities Sold Under Agreements to Repurchase	—	98,030	98,030
Total Current Liabilities	1,767	99,766	97,999
Total Liabilities	1,767	99,766	97,999
Total Liabilities, Minority Interest and Stockholders’ Equity	9,172	107,171	97,999

	December 31,		Effect of Change
	As Previously Reported 2005	Restated 2005
COMBINED AND CONSOLIDATED BALANCE SHEETS
Financial Instruments Owned and Pledged as Collateral at Fair Value	$—	$29,434	$29,434
Securities Purchased Under Agreements to Resell	—	15,315	15,315
Total Current Assets	6,022	50,771	44,749
Total Assets	9,109	53,858	44,749
Accounts Payable and Accrued Liabilities	638	607	(31)
Securities Sold Under Agreements to Repurchase	—	44,780	44,780
Total Current Liabilities	2,210	46,959	44,749
Total Liabilities	2,210	46,959	44,749
Total Liabilities, Minority Interest and Stockholders’ Equity	9,109	53,858	44,749

	Three Months Ended March 31,		Effect of Change	Three Months Ended March 31,		Effect of Change
	As Previously Reported 2005	Restated 2005		As Previously Reported 2006	Restated 2006
COMBINED AND CONSOLIDATED STATEMENTS OF INCOME
Interest Income	$20	$53	$33	$163	$1,224	$1,061
Total Revenues	8,900	8,933	33	3,241	4,302	1,061
Interest Expense	—	33	33	—	1,061	1,061

	Three Months Ended March 31,		Effect of Change	Three Months Ended March 31,		Effect of Change
	As Previously Reported 2005	Restated 2005		As Previously Reported 2006	Restated 2006
COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
Financial Instruments Owned and Pledged as Collateral at Fair Value	$—	$—	$—	$—	$18,532	$18,532
Net Cash Provided by (Used in) Investing Activities	(106)	(106)	—	(146)	18,386	18,532
Securities Purchased under Agreements to Resell	—	26,700	26,700	—	34,718	34,718
Securities Sold Under Agreements to Repurchase	—	(26,700)	(26,700)	—	(53,250)	(53,250)
Net Cash Used in Financing Activities	—	—	—	—	(18,532)	(18,532)
Additional Disclosure of Cash Flows information:
Interest Paid	—	33	33	—	1,061	1,061

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

NOTES TO THE UNAUDITED COMBINED AND CONSOLIDATED

FINANCIAL STATEMENTS—(continued)

THREE MONTHS ENDED MARCH 31, 2005 AND 2006

(dollars in thousands)

NOTE 3—PRO FORMA COMBINED AND CONSOLIDATED STATEMENT OF FINANCIAL CONDITION:

On May 12, 2006, Asesores agreed to combine its business with that of Evercore Partners Inc. Prior to the combination with Evercore Partners Inc., Asesores intends to distribute to the shareholders of Asesores an amount equal to Asesores’ net income for the period from January 1, 2005 through the date of the combination. The pro forma combined and consolidated statement of financial condition as of March 31, 2006 gives pro forma effect to this distribution of pre-combination profits in the amount of $3,628, as if the distribution had been effected as of March 31, 2006.

The unaudited pro forma combined and consolidated statement of financial condition is presented for illustrative purposes only and does not purport to represent Asesores’ combined and consolidated financial condition had the distribution of pre-combination profits been effected on March 31, 2006 or to project Asesores’ combined and consolidated financial condition for any future date.

NOTE 4—OPERATIONS OF THE COMPANY:

The accompanying unaudited combined and consolidated financial statements include those of Asesores, its subsidiaries and Protego SI, S. C. (“PSI”), an associated Company. PSI’s financial statements are combined because it is under common control of the shareholders of Asesores.

As of March 31, 2006, the Company’s main activities are divided as follows:

a.	Financial Advisory, which includes mergers, acquisitions, energy project finance, sub-national public finance and infrastructure, real estate financial advisory and restructurings.

b.	Private equity investment management which includes a joint venture with Discovery Capital Partners LLC in a private equity fund denominated Discovery Americas I (“DAI”).

c.	Investments for institutional investors and high net worth individuals through PCB whose main activities include, among others, to provide clients with investment and risk management advice, trade execution and custody services for client assets.

Following are Asesores’ principal subsidiaries, which Asesores effectively controls and substantially wholly owns:

Company	Shares (%)	Main Activities
Protego Administradores, S. A. de C. V.	99.97	Administrative Services
Sedna, S. de R. L.	99.99	Advisory Services
BD Protego, S. A. de C. V.	99.80	Advisory Services
Protego PE, S. A. de C. V.	99.98	Investment Company
Protego Servicios, S. C.	99.98	Advisory Services
Protego Casa de Bolsa, S. A. de C. V.	51.00	Brokerage House
Protego CB Servicios, S. C.	51.00	Advisory Services

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

NOTES TO THE UNAUDITED COMBINED AND CONSOLIDATED

FINANCIAL STATEMENTS—(continued)

THREE MONTHS ENDED MARCH 31, 2005 AND 2006

(dollars in thousands)

NOTE 5—RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

FIN 47—In March 2005, the FASB issued Financial Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”). FIN 47 clarifies guidance provided in SFAS No. 143, “Accounting for Asset Retirement Obligations.” The term asset retirement obligation refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. Entities are required to recognize a liability for the fair value of a conditional asset retirement obligation when incurred and the liability’s fair value can be reasonably estimated. FIN 47 was effective for fiscal years ending after December 15, 2005. The company estimates that the adoption of FIN 47 had no potential impact on the Company’s combined and consolidated financial condition or results of operations.

SFAS 154—In May 2005, the FASB issued SFAS No. 154 “Accounting Changes and Error Corrections,” which replaces APB Opinion No. 20 and SFAS No. 3, and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, although early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date SFAS 154 was issued. Except as described in Note 2-Restatement, the adoption of SFAS No. 154 had no material impact on the Unaudited Combined and Consolidated Financial Statements for the three months ended March 31, 2005 and 2006.

Emerging Issues Task Force Issue No. 04-5—In June 2005, the Emerging Issues Task Force reached a consensus on Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights.” Under Issue 04-5, the general partners in a limited partnership or similar entity are presumed to control that limited partnership regardless of the extent of the general partners’ ownership interest in the limited partnership. A general partner should assess the limited partners’ rights and their impact on the presumption of control. If the limited partners have either a) the substantive ability to dissolve the limited partnership or otherwise remove the general partners without cause or b) substantive participating rights, the general partners do not control the limited partnership. For general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreement is modified, Issue 04-5 is effective after June 29, 2005. For general partners in all other limited partnerships, Issue 04-5 is effective for the first reporting period in fiscal years beginning after December 15, 2005, and allows either of two transition methods. As of March 31, 2006 the Company has determined that consolidation of the private equity fund will not be required pursuant to Issue 04-5.

NOTE 6—COMMITMENTS AND CONTINGENCIES:

The Company leases certain office space. Future annual minimum lease payments under all non-cancelable operating leases are $174 and $32 in 2006 and 2007, respectively.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

NOTES TO THE UNAUDITED COMBINED AND CONSOLIDATED

FINANCIAL STATEMENTS—(continued)

THREE MONTHS ENDED MARCH 31, 2005 AND 2006

(dollars in thousands)

NOTE 7—SUBSEQUENT EVENTS:

On May 12, 2006 Asesores agreed to combine its business with that of Evercore Partners Inc., a leading investment banking boutique in the U.S. Evercore Partners Inc. provides advisory services to prominent multinational corporations on significant mergers, acquisitions, divestitures, restructurings and other strategic corporate transactions. Evercore Partners Inc. approaches its advisory business in much the same way as Asesores, by building long-standing relationships and acting as a trusted advisor to company management free from the conflicts that larger institutions may encounter. Additionally, Asesores, through its subsidiary PCB, provides investment management services to institutional investors and high net worth individuals.

Derived from this agreement Asesores has incurred certain expenses that should be reimbursed once the purpose of the combination is achieved. As of May 31, 2006 these expenses are estimated at $1,036.

Asesores has signed a service agreement with a Senior Managing Director who is leaving the company by the end of June 2006. Once certain conditions are met, this agreement could represent an expense for Protego of up to $2,590 within the next months.